As filed with the Securities and Exchange Commission on December 31, 2003
Registration No. 333-110082

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective

Amendment No. 1
to
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

American Cellular Corporation

(Exact name of registrant as specified in its charter)

Delaware	4812	22-3043811
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
incorporation or organization)	Classification Code Number)	Identification No.)

14201 Wireless Way Oklahoma City, Oklahoma 73134 (405) 529-8500	Bruce R. Knooihuizen 14201 Wireless Way Oklahoma City, Oklahoma 73134 (405) 529-8500
(Address, including Zip Code, and telephone number, including area code, of registrant’s principal executive offices)	(Name, address, including Zip Code, and telephone number, including area code, of agent for service)

Copies to:

Theodore M. Elam, Esq.

McAfee & Taft A Professional Corporation
Tenth Floor, Two Leadership Square
211 North Robinson
Oklahoma City, Oklahoma 73102
(405) 235-9621

          Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

          If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:     ☐

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.     ☐

Additional Registrants

ACC Lease Co., Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	4812	03-0503359
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

14201 Wireless Way

Oklahoma City, Oklahoma 73134
(405) 529-8500
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive officers)

Bruce R. Knooihuizen

Vice President and Treasurer
14201 Wireless Way
Oklahoma City, Oklahoma 73134
(405) 529-8500
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

American Cellular Wireless LLC

(Exact name of registrant as specified in its charter)

Delaware	4812	73-1608056
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

14201 Wireless Way

Oklahoma City, Oklahoma 73134
(405) 529-8500
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive officers)

Bruce R. Knooihuizen

Vice President and Treasurer
14201 Wireless Way
Oklahoma City, Oklahoma 73134
(405) 529-8500
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

ACC of Kentucky LLC

(Exact name of registrant as specified in its charter)

Delaware	4812	62-1763860
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
incorporation or organization)	Classification Code Number)	Identification Number)

14201 Wireless Way

Oklahoma City, Oklahoma 73134
(405) 529-8500

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive officers)

Bruce R. Knooihuizen

Vice President and Treasurer
14201 Wireless Way
Oklahoma City, Oklahoma 73134
(405) 529-8500

(Name, address, including zip code, and telephone number,

including area code, of agent for service)

ACC of Michigan Corporation

(Exact name of registrant as specified in its charter)

Delaware	4812	13-3773786
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
incorporation or organization)	Classification Code Number)	Identification Number)

14201 Wireless Way

Oklahoma City, Oklahoma 73134
(405) 529-8500

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive officers)

Bruce R. Knooihuizen

Vice President and Treasurer
14201 Wireless Way
Oklahoma City, Oklahoma 73134
(405) 529-8500
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

ACC of Minnesota Corporation

(Exact name of registrant as specified in its charter)

Delaware	4812	52-1666462
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
incorporation or organization)	Classification Code Number)	Identification Number)

14201 Wireless Way

Oklahoma City, Oklahoma 73134
(405) 529-8500
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive officers)

Bruce R. Knooihuizen

Vice President and Treasurer
14201 Wireless Way
Oklahoma City, Oklahoma 73134
(405) 529-8500

(Name, address, including zip code, and telephone number,

including area code, of agent for service)

Alexandra Cellular Corporation

(Exact name of registrant as specified in its charter)

Delaware	4812	13-3864136
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

14201 Wireless Way

Oklahoma City, Oklahoma 73134
(405) 529-8500
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive officers)

Bruce R. Knooihuizen

Vice President and Treasurer
14201 Wireless Way
Oklahoma City, Oklahoma 73134
(405) 529-8500
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

ACC of Ohio Corporation

(Exact name of registrant as specified in its charter)

Delaware	4812	13-3852424
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

14201 Wireless Way

Oklahoma City, Oklahoma 73134
(405) 529-8500
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive officers)

Bruce R. Knooihuizen

Vice President and Treasurer
14201 Wireless Way
Oklahoma City, Oklahoma 73134
(405) 529-8500
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

ACC of Pennsylvania LLC

(Exact name of registrant as specified in its charter)

Delaware	4812	25-1824770
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

14201 Wireless Way

Oklahoma City, Oklahoma 73134
(405) 529-8500
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive officers)

Bruce R. Knooihuizen

Vice President and Treasurer
14201 Wireless Way
Oklahoma City, Oklahoma 73134
(405) 529-8500
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

ACC of West Virginia Corporation

(Exact name of registrant as specified in its charter)

Delaware	4812	13-3557306
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

14201 Wireless Way

Oklahoma City, Oklahoma 73134
(405) 529-8500
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive officers)

Bruce R. Knooihuizen

Vice President and Treasurer
14201 Wireless Way
Oklahoma City, Oklahoma 73134
(405) 529-8500
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

ACC of Wisconsin LLC

(Exact name of registrant as specified in its charter)

Delaware	4812	39-1948201
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

14201 Wireless Way

Oklahoma City, Oklahoma 73134
(405) 529-8500
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive officers)

Bruce R. Knooihuizen

Vice President and Treasurer
14201 Wireless Way
Oklahoma City, Oklahoma 73134
(405) 529-8500
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers

      As permitted by the Delaware General Corporation Law under which American Cellular Corporation (the “Company”) is incorporated, Article VIII of the Company’s Fourth Restated Certificate of Incorporation provides for indemnification of each of the Company’s officers and directors against (a) expense, including attorney’s fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any action, suit or proceeding brought by reason of his being or having been a director, officer, employee or agent of the Company, or of any other corporation, partnership, joint venture, or other enterprise at the request of the Company, other than an action by or in the right of the Company, provided that he acted in good faith and in a manner he reasonably believed to be in the best interest of the Company, and with respect to any criminal action, he had no reasonable cause to believe that his conduct was unlawful and (b) expenses (including attorney’s fees) actually and reasonably incurred by him in connection with the defense or settlement of any action or suit by or in the right of the Company brought by reasons of his being or having been a director, officer, employee or agent of the Company, or any other corporation, partnership, joint venture, or other enterprise at the request of the Company, provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged liable to the Company, unless and only to the extent that the court in which such action or suit was decided has determined that the person is fairly and reasonably entitled to indemnification for such expenses which the court shall deem proper. The Company’s bylaws provide for similar indemnification. These provisions may be sufficiently broad to indemnify such persons for liabilities arising under the Securities Act of 1933, as amended.

      The Company’s directors and officers are also insured against claims arising out of the performance of their duties in such capacities.

Item 21.	Exhibits and Financial Statement Schedules

(a)	Exhibits

Exhibit
Numbers	Description

25	Statement of Eligibility of Trustee(1)

(1)	Filed herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on December 30, 2003.

AMERICAN CELLULAR CORPORATION

By:

Everett R. Dobson
President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on December 30, 2003.

Name		Title

EVERETT R. DOBSON* Everett R. Dobson		Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer) and Director

BRUCE R. KNOOIHUIZEN* Bruce R. Knooihuizen		Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer) and Director

TRENT LEFORCE* Trent LeForce		Corporate Controller (Principal Accounting Officer)

RUSSELL L. DOBSON* Russell L. Dobson		Director

STEPHEN T. DOBSON* Stephen T. Dobson		Director

FRED J. HALL* Fred J. Hall		Director

JUSTIN L. JASCHKE* Justin L. Jaschke		Director

ALBERT H. PHARIS, JR.* Albert H. Pharis, Jr.		Director

*By	Ronald L. Ripley Attorney-In-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on December 30, 2003.

ACC LEASE CO., INC.

By:

Everett R. Dobson
President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities indicated on December 30, 2003.

Name		Title

EVERETT R. DOBSON* Everett R. Dobson		Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer) and Director

BRUCE R. KNOOIHUIZEN* Bruce R. Knooihuizen		Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer) and Director

TRENT LEFORCE* Trent LeForce		Corporate Controller (Principal Accounting Officer)

RUSSELL L. DOBSON* Russell L. Dobson		Director

STEPHEN T. DOBSON* Stephen T. Dobson		Director

FRED J. HALL* Fred J. Hall		Director

JUSTIN L. JASCHKE* Justin L. Jaschke		Director

ALBERT H. PHARIS, JR.* Albert H. Pharis, Jr.		Director

*By	Ronald L. Ripley Attorney-In-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on December 30, 2003.

AMERICAN CELLULAR WIRELESS LLC

By:

Everett R. Dobson
President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities indicated on December 30, 2003.

Name		Title

EVERETT R. DOBSON* Everett R. Dobson		Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer) and Director

BRUCE R. KNOOIHUIZEN* Bruce R. Knooihuizen		Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer) and Director

TRENT LEFORCE* Trent LeForce		Corporate Controller (Principal Accounting Officer)

RUSSELL L. DOBSON* Russell L. Dobson		Director

STEPHEN T. DOBSON* Stephen T. Dobson		Director

FRED J. HALL* Fred J. Hall		Director

JUSTIN L. JASCHKE* Justin L. Jaschke		Director

ALBERT H. PHARIS, JR.* Albert H. Pharis, Jr.		Director

*By	Ronald L. Ripley Attorney-In-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on December 30, 2003.

ACC OF KENTUCKY LLC

By:

Everett R. Dobson
President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities indicated on December 30, 2003.

Name		Title

EVERETT R. DOBSON* Everett R. Dobson		Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer) and Director

BRUCE R. KNOOIHUIZEN* Bruce R. Knooihuizen		Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer) and Director

TRENT LEFORCE* Trent LeForce		Corporate Controller (Principal Accounting Officer)

RUSSELL L. DOBSON* Russell L. Dobson		Director

STEPHEN T. DOBSON* Stephen T. Dobson		Director

FRED J. HALL* Fred J. Hall		Director

JUSTIN L. JASCHKE* Justin L. Jaschke		Director

ALBERT H. PHARIS, JR.* Albert H. Pharis, Jr.		Director

*By	Ronald L. Ripley Attorney-In-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on December 30, 2003.

ACC OF MICHIGAN CORPORATION

By:

Everett R. Dobson
President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities indicated on December 30, 2003.

Name		Title

EVERETT R. DOBSON* Everett R. Dobson		Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer) and Director

BRUCE R. KNOOIHUIZEN* Bruce R. Knooihuizen		Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer) and Director

TRENT LEFORCE* Trent LeForce		Corporate Controller (Principal Accounting Officer)

RUSSELL L. DOBSON* Russell L. Dobson		Director

STEPHEN T. DOBSON* Stephen T. Dobson		Director

FRED J. HALL* Fred J. Hall		Director

JUSTIN L. JASCHKE* Justin L. Jaschke		Director

ALBERT H. PHARIS, JR.* Albert H. Pharis, Jr.		Director

*By	Ronald L. Ripley Attorney-In-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on December 30, 2003.

ACC OF MINNESOTA CORPORATION

By:

Everett R. Dobson
President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities indicated on December 30, 2003.

Name		Title

EVERETT R. DOBSON* Everett R. Dobson		Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer) and Director

BRUCE R. KNOOIHUIZEN* Bruce R. Knooihuizen		Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer) and Director

TRENT LEFORCE* Trent LeForce		Corporate Controller (Principal Accounting Officer)

RUSSELL L. DOBSON* Russell L. Dobson		Director

STEPHEN T. DOBSON* Stephen T. Dobson		Director

FRED J. HALL* Fred J. Hall		Director

JUSTIN L. JASCHKE* Justin L. Jaschke		Director

ALBERT H. PHARIS, JR.* Albert H. Pharis, Jr.		Director

*By	Ronald L. Ripley Attorney-In-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on December 30, 2003.

ALEXANDRA CELLULAR CORPORATION

By:

Everett R. Dobson
President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities indicated on December 30, 2003.

Name		Title

EVERETT R. DOBSON* Everett R. Dobson		Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer) and Director

BRUCE R. KNOOIHUIZEN* Bruce R. Knooihuizen		Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer) and Director

TRENT LEFORCE* Trent LeForce		Corporate Controller (Principal Accounting Officer)

RUSSELL L. DOBSON* Russell L. Dobson		Director

STEPHEN T. DOBSON* Stephen T. Dobson		Director

FRED J. HALL* Fred J. Hall		Director

JUSTIN L. JASCHKE* Justin L. Jaschke		Director

ALBERT H. PHARIS, JR.* Albert H. Pharis, Jr.		Director

*By	Ronald L. Ripley Attorney-In-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on December 30, 2003.

ACC OF OHIO CORPORATION

By:

Everett R. Dobson
President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities indicated on December 30, 2003.

Name		Title

EVERETT R. DOBSON* Everett R. Dobson		Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer) and Director

BRUCE R. KNOOIHUIZEN* Bruce R. Knooihuizen		Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer) and Director

TRENT LEFORCE* Trent LeForce		Corporate Controller (Principal Accounting Officer)

RUSSELL L. DOBSON* Russell L. Dobson		Director

STEPHEN T. DOBSON* Stephen T. Dobson		Director

FRED J. HALL* Fred J. Hall		Director

JUSTIN L. JASCHKE* Justin L. Jaschke		Director

ALBERT H. PHARIS, JR.* Albert H. Pharis, Jr.		Director

*By	Ronald L. Ripley Attorney-In-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on December 30, 2003.

ACC OF PENNSYLVANIA LLC

By:

Everett R. Dobson
President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities indicated on December 30, 2003.

Name		Title

EVERETT R. DOBSON* Everett R. Dobson		Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer) and Director

BRUCE R. KNOOIHUIZEN* Bruce R. Knooihuizen		Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer) and Director

TRENT LEFORCE* Trent LeForce		Corporate Controller (Principal Accounting Officer)

RUSSELL L. DOBSON* Russell L. Dobson		Director

STEPHEN T. DOBSON* Stephen T. Dobson		Director

FRED J. HALL* Fred J. Hall		Director

JUSTIN L. JASCHKE* Justin L. Jaschke		Director

ALBERT H. PHARIS, JR.* Albert H. Pharis, Jr.		Director

*By	Ronald L. Ripley Attorney-In-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on December 30, 2003.

ACC OF WEST VIRGINIA CORPORATION

By:

Everett R. Dobson
President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities indicated on December 30, 2003.

Name		Title

EVERETT R. DOBSON* Everett R. Dobson		Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer) and Director

BRUCE R. KNOOIHUIZEN* Bruce R. Knooihuizen		Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer) and Director

TRENT LEFORCE* Trent LeForce		Corporate Controller (Principal Accounting Officer)

RUSSELL L. DOBSON* Russell L. Dobson		Director

STEPHEN T. DOBSON* Stephen T. Dobson		Director

FRED J. HALL* Fred J. Hall		Director

JUSTIN L. JASCHKE* Justin L. Jaschke		Director

ALBERT H. PHARIS, JR.* Albert H. Pharis, Jr.		Director

*By	Ronald L. Ripley Attorney-In-Fact

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oklahoma City, State of Oklahoma, on December 30, 2003.

ACC OF WISCONSIN LLC

By:

Everett R. Dobson
President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities indicated on December 30, 2003.

Name		Title

EVERETT R. DOBSON* Everett R. Dobson		Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer) and Director

BRUCE R. KNOOIHUIZEN* Bruce R. Knooihuizen		Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer) and Director

TRENT LEFORCE* Trent LeForce		Corporate Controller (Principal Accounting Officer)

RUSSELL L. DOBSON* Russell L. Dobson		Director

STEPHEN T. DOBSON* Stephen T. Dobson		Director

FRED J. HALL* Fred J. Hall		Director

JUSTIN L. JASCHKE* Justin L. Jaschke		Director

ALBERT H. PHARIS, JR.* Albert H. Pharis, Jr.		Director

*By	Ronald L. Ripley Attorney-In-Fact

INDEX TO EXHIBITS

Exhibit
Numbers	Description

25	Statement of Eligibility of Trustee(1)

(1)	Filed herewith.